UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington, DC

                                   Form 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 26, 2000


                              RIVERSIDE GROUP, INC.
             (Exact name of registrant as specified in its charter)



                            Florida 0-9209 59-1144172
               (State of other (Commission File No.) (IRS Employer
                         jurisdiction of Identification

                             incorporation) number)




                7800 Belfort Parkway, Jacksonville, Florida 32256
               (Address of principal executive offices) (Zip Code)


                                  904-281-2200
              (Registrant's telephone number, including area code)



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Item 4.    Changes in Registrant's Certifying Accountant.

         (a)(1)      Dismissal of previous independent accountants

            (i) On May 26, 2000, the Company appointed Deloitte & Touche LLP ("Deloitte") as the Company's independent accountants and dismissed PricewaterhouseCoopers LLP (PWC). Deloitte will audit the Company's consolidated financial statements for the year ended December 31, 2000.

           (ii) The reports of PWC on the Company's consolidated financial statements for the years ended December 31, 1999 and December 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except such opinion was qualified as to "the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern".

           (iii) The Company's Board of Directors participated in, and approved the decision to change independent accountants.

           (iv) During the two most recent fiscal years and through May 26, 2000, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PWC would have caused PWC to make reference thereto in their report on the financial statements for such years.

           (v) During the two most recent fiscal years and through May 26, 2000, there have been no reportable events (as defined in Regulation S-K Items 304(a)(1)(v)).

               (2) The Company engaged Deloitte as its new independent accountants on May 26, 2000. During the two most recent fiscal years and through May 26, 2000, the Company has not consulted with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)
(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                (3) The Company has requested that PWC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter dated June 9, 2000, is filed as Exhibit 16.1 to this Form 8-K/A.

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Item 7.             Financial Statements and Exhibits.

                    (c)      Exhibits.

                    See Exhibit Index located on the page immediately following the signature page.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   RIVERSIDE GROUP, INC.



Date:   June 13, 2000                               By:  /s/ Catherine J. Gray
                                                    Catherine J. Gray
                                                    Senior Vice President




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                                  Exhibit Index

Exhibit No.            Description

16.1 Letter dated June 9, 2000 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

                                                   Exhibit 16.1





June 9, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Commissioners:

We have read the statements made by Riverside Group, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K, report dated May 31, 2000. We agree with the statements concerning our Firm in such Form 8-K, except that the Company stated our report was "qualified" and contained an explanatory paragraph related to such qualifications. The paragraph in question is an "emphasis of a matter" paragraph and is not a qualification to our opinion.

Very truly yours,



/s/  PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

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